UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2007

EWRX Internet Systems, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA		98-0117139
(STATE OR OTHER JURISDICTION OF	(COMMISSION FILE NO.)	(IRS EMPLOYEE
INCORPORATION OR		IDENTIFICATION NO.)
ORGANIZATION)

     4950 Yonge St. Suite 910
Toronto, Ontario, Canada M2N 6K1
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(416) 298-9606
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

     (i) On November 14, 2007, SF Partnership, LLP (“SF Partnership”) was dismissed as independent auditor for the Company. On November 14, 2007, the Company engaged Webb & Company, PA (“Webb”) as its principal independent accountant. This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

     (ii) Other than the disclosure of uncertainty regarding the ability for EWRX to continue as a going concern which was included in SF Partnership’s auditor’s report, management of the Company has not had any disagreements with SF Partnership related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two most recent fiscal years through SF Partnership’s termination on November 14, 2007, SF Partnership disclosed the uncertainty regarding the ability of EWRX to continue as a going concern in its notes to the financial statements for EWRX filed in the Company’s Amended Form 10-SB filed on August 22, 2007. There has been no other disagreements between the Company and SF Partnership on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of SF Partnership would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     (iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its review of financial statements through November 14, 2007, other than the disclosure listed in sub paragraph (ii), there have been no disagreements with SF Partnership on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SF Partnership would have caused them to make reference thereto in their report on the financial statements.

     (v) During the most recent audit period there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (vi) The Company requested that SF Partnership furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

     (i) The Company engaged Webb & Company, PA (“Webb”) as its new independent auditors as of November 14, 2007. Prior to such date, the Company, did not consult with Webb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT

23.1	Letter from SF Partnership, LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ewrx Internet Systems Inc.

By: JESSICA Q. WANG
JESSICA Q. WANG
CEO

Dated: November 29, 2007